UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 22, 2010

MPM ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-53173	80-0145732
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

c/o MPM Asset Management LLC, 200 Clarendon Street, 54th Floor, Boston, MA 02116

(Address of Principal Executive Offices) (Zip Code)

(617) 425-9235

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                     Entry into a Material Definitive Agreement; and

Item 5.02.                     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of November 22, 2010 and pursuant to the Schedule 14F-1 that the Company filed with the Securities and Exchange Commission, C. Richard Lyttle, Ph.D and Nick Harvey were appointed as directors of the Company.  Dr. Lyttle and Mr. Harvey will receive no compensation as directors of the Company but shall be entitled to reimbursement of reasonable expenses incurred in connection with board-related activities.  The Company and each of Dr. Lyttle and Mr. Harvey have entered into a director indemnity agreement, whereby the Company agrees to indemnify, defend and hold them harmless from and against losses and expenses incurred as a result of their board service, subject to the terms and conditions provided in the agreement.  A copy of the form of director indemnity agreement, the terms of which are incorporated herein, is filed herewith as Exhibit 10.1.

On November 23, 2010, each of Steven St. Peter and John Vander Vort resigned from all positions as officers of the Company and as directors of the Company.  Prior to resignation, the Company and each of Dr. St. Peter and Mr. Vander Vort entered into a director indemnity agreement, whereby the Company agrees to indemnify, defend and hold them harmless from and against losses and expenses incurred as a result of their board service, subject to the terms and conditions provided in the agreement. A copy of the form of director indemnity agreement, the terms of which are incorporated herein, is filed herewith as Exhibit 10.1.

Item 1.01.                     Entry into a Material Definitive Agreement.

On November 22, 2010, the Company executed and delivered a Demand Promissory Note to Radius Health, Inc. for a principal amount of up to $100,000 and the Company made an initial draw under such of Note of $60,824.81.  A copy of the Demand Promissory Note, the terms of which are incorporated herein, is filed herewith as Exhibit 10.2.

Item 9.01.                     Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1            Form of Director Indemnity Agreement

Exhibit 10.2            Demand Promissory Note, dated November 22, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPM ACQUISITION CORP.

Date:	November 23, 2010	By:	/s/ B.N. Harvey

Name: B.N. Harvey
Title: Director, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Director Indemnity Agreement
10.2	Demand Promissory Note, dated November 22, 2010